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                                                                   Exhibit 99.5


                                                         AGREEMENT NO. INR 20-01

                                    FROM THE

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS

                          DEPARTMENT OF HUMAN SERVICES

                                       TO

                                Network Six, Inc.
                                -----------------
                                NAME OF PROVIDER


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                                    AGREEMENT

This agreement, including attached addenda, is hereby entered into this first day of July 1999, by and between the State of Rhode Island acting by and through the Rhode Island Department of Human Services, hereinafter referred to as the DEPARTMENT, and Network Six, Inc. hereinafter referred to as the PROVIDER.

Whereas, the DEPARTMENT desires to engage the PROVIDER to offer services and activities further described in ADDENDUM IV - RFP #1435 AND ADDENDUM I - PROGRAM with respect to fiscal year 2000, and to reserve the options for fiscal years 2001, 2002, and 2003 contained therein. The order of governing authority for the resolution of any conflict(s) arising between the parties in the execution of this instrument is set by the following order of precedence: 1. Contract, 2. RFP# 1435, 3. Network Six Bid Proposal

Now, therefore, the parties hereto do mutually agree as follows:

PAR. 1.  PERFORMANCE

         The PROVIDER shall in a satisfactory manner, perform all obligations and duties as contained in ADDENDUM I - PROGRAM, with respect to fiscal year 2000 and any option year exercised by the Department hereby incorporated by reference into this agreement. Disputes concerning PROVIDER's performance shall be addressed according to the procedure defined in Par. 19 - Settlement of Disputes.

PAR. 2.  TIME OF PERFORMANCE

         The PROVIDER shall commence performance of this Agreement with respect to fiscal year 2000 on the first day of July 1999, and shall complete performance no


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         later than the thirtieth day of June 2000, unless terminated prior to that date by other provisions of this Agreement.

PAR. 3.  BUDGET

         Total payment for services to be provided under this Agreement for the period July 1, 1999 through June 30, 2000 shall be as detailed in the Purchase Requisition #17527 at the rates detailed in the budget attached hereto and incorporated by reference in ADDENDUM II - BUDGET. Expenditures exceeding budgeted line-item categories by ten percent (10%) shall not be authorized unless prior written approval is first obtained pursuant to PAR. 7. - CHANGES of this Agreement, subject to the maximum amount of this Agreement as above stated.

PAR. 4.  METHOD OF PAYMENTS AND REPORTS

         The DEPARTMENT will make payments to the PROVIDER in accordance with provisions of ADDENDUM III - PAYMENTS AND REPORTS SCHEDULE attached hereto. The PROVIDER will complete and forward narrative and fiscal reports as per ADDENDUM III - PAYMENTS AND REPORTS SCHEDULE.

PAR. 5.  TERMINATION OF AGREEMENT

         This Contract shall be subject to termination under any of the following conditions:

         a.   MUTUAL AGREEMENT

              The contracting parties mutually agree in writing to termination.

         b.   DEFAULT BY THE PROVIDER

              The Rhode Island Department of Human Services may, by written notice to the PROVIDER signed by the Contract Administrator, terminate the PROVIDER's right to proceed as to the contract if the PROVIDER:


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              1.   materially fails to perform the services within the time
                   specified or any extension thereof, or

              2. so fails to make progress as to materially endanger performance of the contract in accordance with its terms, or

              3. otherwise fails to perform any other material provisions of the contract; provided, however, that in any such event the Rhode Island Department of Human Services, through the Contract Administrator, shall give the PROVIDER at least ninety (90) days prior written notice. Termination at the option of the Rhode Island Department of Human Services shall be effective ninety (90 days) after receipt of such notice, unless the PROVIDER shall have corrected said failure(s) within thirty (30) days after receipt by the PROVIDER of such written notice; any such failure to perform which, in the exercise of due diligence, cannot be cured in such thirty
                   (30) day period shall not be deemed a default so long as the PROVIDER shall within such period commence and thereafter continue diligently to cure each failure to perform.

         c.   TERMINATION IN THE INTEREST OF THE DEPARTMENT OF HUMAN SERVICES

              The Contract Administrator, by ninety (90) days prior written notice, may terminate performance of work under this contract, in whole or in part, when it is in the best interest of the Rhode Island Department of Human Services to do so. In the event of such termination, the PROVIDER will be compensated for all work performed prior to such termination date and for all reasonable costs and liabilities to which the PROVIDER has, out of necessity, obligated itself as a result of this contract which are applicable to any period after such termination up to the term of the contract as determined in accordance with the applicable provision of 41 Code of Federal Regulations Section 108. Payment to PROVIDER under this clause shall include reasonable profit on all reasonable costs and liabilities described herein. The PROVIDER shall


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              use its best efforts to minimize the cost to the Rhode Island
              Department of Human Services.

         d.   DEFAULT BY THE DEPARTMENT OF HUMAN SERVICES

              This contract may be terminated by the PROVIDER, for cause, upon the failure of the Rhode Island Department of Human Services to perform any material provision required of it by the contract provided the PROVIDER shall give the Contract Administrator at least ninety (90) days prior written notice. Termination, at the option of the PROVIDER shall be effective ninety (90) days after receipt of such notice, unless the Rhode Island Department of Human Services shall have corrected such failure(s) thirty (30) days after the receipt by the Contract Administrator of such written notice; any failure which, in the exercise of due diligence, cannot be cured within such thirty (30) day period shall not be deemed a default so long as the Rhode Island Department of Human Services shall within such period commence and thereafter continue diligently to cure such failure. The competency of members of Rhode Island Department of Human Services' staff shall not be a reason for finding the DHS in default.

         e.   AVAILABILITY OF FUNDS

              It is understood and agreed by the parties hereto that all obligations of the Rhode Island Department of Human Services, including the continuance of payments hereunder, are contingent upon the availability and continued appropriation of State and Federal funds, and in no event shall the Rhode Island Department of Human Services be liable for any payments hereunder in excess of such available appropriated and allocated funds. In the event that the amount of any available or appropriated and allocated funds provided by the State or Federal sources for the purchase of services hereunder shall be reduced, terminated or shall not be continued at an aggregate level sufficient to allow for the purchase of the specified amount of


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              services to be purchased hereunder for any reason whatsoever, the
              Rhode Island Department of Human Services shall notify the PROVIDER of such reduction of funds available and the Rhode Island Department of Human Services shall be entitled to reduce its commitment hereunder as it deems necessary.

         None of the provisions of this paragraph shall entitle the PROVIDER to compensation for anticipated profits for unperformed work.

PAR. 6.  RESPONSIBILITIES UPON TERMINATION

         If the contract is terminated for cause, the party terminating shall be reimbursed by the other party for all reasonable costs and liabilities which are applicable to any period after such termination and for all excess costs which such party reasonably incurs as a direct result of such termination; provided, however, that:

         a. in the event of termination for default, the PROVIDER shall not receive reimbursement for any loss of anticipated profits;

         b. both parties hereto shall use best efforts to minimize the costs of termination, and

         c. in any event, the period during which such costs shall be computed shall not extend beyond the then current date of expiration of the contract and such costs shall not duplicate any payments made for completed milestones and deliverables, nor exceed the amounts which would otherwise have been due had they been completed.

         Upon termination or expiration of the contract, the PROVIDER shall, if requested by the Contract Administrator at least ninety (90) days prior to such termination or expiration, provide reasonable training for the Rhode Island Department of Human Services' personnel and/or continued performance of the services


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         specified herein for up to six (6) additional thirty (30) day periods commencing with the date of termination or expiration and continuing until given thirty days notice by the Contract Administrator to discontinue such training and/or services. For providing such training or continued performance after the term of the contract, the Rhode Island Department of Human Services shall pay the PROVIDER at mutually agreed rates for personnel and supplies used in providing such training and/or services.

PAR. 7.  CHANGES

         The DEPARTMENT may permit changes in the scope of services, time of performance, or approved budget of the PROVIDER to be performed hereunder. Such changes, which are mutually agreed upon by the DEPARTMENT and PROVIDER, must be in writing and shall be made a part of the Agreement by numerically consecutive amendment.

PAR. 8.  SUBCONTRACTS

         It is expressly agreed the PROVIDER shall not enter into any subcontracts to perform the services listed in ADDENDUM I - PROGRAM or any other obligations to be performed by the PROVIDER pursuant to this Agreement unless approved in writing by the Department, such approval not to be unreasonably withheld.

PAR. 9.  NONLIABILITY FOR PERSONAL INJURIES

         The PROVIDER will hold the State of Rhode Island and its officials harmless against claims for personal injuries of any kind which the staff of PROVIDER may suffer directly or may cause to be suffered by any person or persons in the performance of this contract.

PAR. 10. NONDISCRIMINATION IN EMPLOYMENT AND SERVICES


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         The PROVIDER agrees to comply with the requirements of Title VI of the
         Civil Rights Act of 1964 (42 USC 2000d et seq.); Section 504 of the Rehabilitation Act of 1973, as amended (29 USC 794); Title IX of the Education Amendments of 1972 (20 USC 1681 et seq.); the United States Department of Health and Human Services Regulations found in 45 CFR, parts 80 and 84; and the United States Department of Education Implementing Regulations (34 CFR, Parts 104 and 106); which prohibit discrimination on the basis of race, color, national origin, handicap, or sex, in acceptance for or provision of services, employment, or treatment in educational or other programs or activities. The PROVIDER acknowledges receipt of ADDENDUM V - NOTICE TO DEPARTMENT OF HUMAN SERVICES SERVICE PROVIDERS OF THEIR RESPONSIBILITIES UNDER TITLE VI OF THE CIVIL RIGHTS ACT OF 1964 and ADDENDUM VI - NOTICE TO DEPARTMENT OF HUMAN SERVICES SERVICE PROVIDERS OF THEIR RESPONSIBILITIES UNDER
         SECTION 504 OF THE REHABILITATION ACT OF 1973 incorporated herein by reference and made part of this Agreement.

         The PROVIDER agrees to comply with all other provisions applicable to law, including the Governor's Executive Order No. 85-11, which prohibits discrimination on the basis of race, color, religion, sex, age, national origin, political belief, sexual preference, or handicap. The PROVIDER also agrees to comply with the requirements of the Department of Human Services for safeguarding of client information.

         Failure to comply with this item may be the basis for cancellation of this Agreement.

PAR. 11. ASSIGNABILITY

         The PROVIDER shall not assign any interest in this Agreement (whether by


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         assignment or novation) without the prior written consent of the
         DEPARTMENT thereto; PROVIDED, HOWEVER, that claims or money due or to become due to the PROVIDER from the DEPARTMENT under this Agreement may be assigned to a bank, trust company, or other financial institution without such approval. Notice of any such assignment or transfer shall be furnished promptly to the DEPARTMENT.

PAR. 12. COPYRIGHTS

         The PROVIDER is free to copyright any books, publications, or other copyrightable materials developed in the course of or under this agreement, but the DEPARTMENT shall reserve a royalty-free, nonexclusive, and irrevocable right to reproduce, publish, or otherwise use, and to authorize others to use, the work for government purposes.

PAR. 13. GOVERNING LAW

         This Agreement is deemed executed and delivered in the City of Cranston, State of Rhode Island, and all questions arising out of or under this Agreement shall be governed by the laws of the State of Rhode Island.

PAR. 14. PARTNERSHIP

         It is understood and agreed that nothing herein is intended or should be construed in any manner as creating or establishing the legal relation of partnership between the parties hereto, or as constituting the employees, agents, or representatives of the PROVIDER included in this Agreement as employees, agents, or representatives of the Department of Human Services.

PAR. 15. ACCESSIBILITY AND RETENTION OF RECORDS

         The PROVIDER agrees to make accessible and to maintain all fiscal and activity


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         records relating to this Agreement to State and/or Federal officials.
         This is also intended to include any auditing, monitoring, and evaluation procedures, including on-site visits, performed individually or jointly, by State or Federal officials or their agents. If such records are maintained out of the State of Rhode Island, such records shall be made accessible by the PROVIDER at a Rhode Island location. Minutes of Board of Directors meetings, fiscal records, and narrative records pertaining to activities performed will be retained for audit purposes for a period of at least three (3) years following the submission of the final expenditure report for this Agreement or, if audit findings have not been received at the end of the three (3) years, the records shall be retained until resolution of the audit findings are made.

PAR. 16. SEVERABILITY

         If any provision of this Agreement is held invalid, the remainder of this Agreement shall not be affected thereby if such remainder would then continue to conform to the terms and requirements of applicable law.

PAR. 17. DRUG FREE WORK PLACE POLICY

         The PROVIDER agrees to comply with the requirements of the Governor's Executive Order No. 89-14 and the Federal Anti-Drug Abuse Act of 1988. As a condition of contracting with the State of Rhode Island, the PROVIDER hereby agrees to abide by ADDENDUM VII - THE STATE'S DRUG FREE WORK PLACE POLICY, and in accordance therewith has executed ADDENDUM VIII - DRUG FREE WORK PLACE POLICY CONTRACTOR CERTIFICATE OF COMPLIANCE. Furthermore, the PROVIDER agrees to submit to DHS any report or forms which may from time-to-time be required to determine the PROVIDER's compliance with this policy.

          The PROVIDER acknowledges that a violation of the Drug Free Work Place


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         Policy may, at DHS' option, result in termination of this Agreement.

PAR. 18. ATTACHMENTS

         Attached hereto and made part of this Agreement are the following
         Addenda:

         ADDENDUM      I.    Program

         ADDENDUM      II.   Budget

         ADDENDUM      III.  Payments and Reports Schedule

         ADDENDUM      IV.   State's RFP #1435

         ADDENDUM      V.    Notice to Department of Human Services Service
                             Providers of their Responsibilities under Title VI of the Civil Rights Act of 1964

         ADDENDUM      VI.   Notice to Department of Human Services Service
                             Providers of their Responsibilities under Section
                             504 of the Rehabilitation Act of 1973

         ADDENDUM      VII.  Drug Free Work Place Policy

         ADDENDUM      VIII. Contractor Certificate of Compliance

         ADDENDUM      IX.   Subcontractor Compliance

         ADDENDUM      X.    Certification Regarding Environmental Tobacco Smoke

         ADDENDUM      XI.   Instructions for Certifications Regarding
                             Debarment, Suspension, and Other Responsibility
                             Matters - Primary Covered Transactions

         ADDENDUM      XII.  Certification Regarding Debarment, Suspension, and
                             Other Responsibility Matters - Primary Covered
                             Transactions

PAR. 19. SETTLEMENT OF DISPUTES

         Any dispute concerning a question of fact arising under the contract which is not


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         disposed of by agreement between the DEPARTMENT's named liaison and the
         PROVIDER's named liaison shall be decided by the following process:

         Step 1 - The DEPARTMENT's Project Manager and the PROVIDER's Project Manager will attempt to resolve the issue at hand.

         Step 2 - If the Step 1 process does not result in resolution, then the issue shall be resolved by a Committee of three consisting of the Associate Director of Management Services (DHS), the President of the PROVIDER, and a mutually agreed to third party.

         The Committee's decision shall be final and conclusive subject only to whatever rights, if any, the PROVIDER may have pursuant to Rhode Island law. In connection with any appeal to the Contract Administrator under this paragraph, the PROVIDER shall be afforded an opportunity to be heard and to offer evidence in support of its appeal. Pending final decision of a dispute, the PROVIDER shall proceed diligently with the performance of the contract in accordance with the Contract Administrator's direction.

PAR. 20. WORK REVIEWS

         The PROVIDER agrees that all work performed under this agreement may be reviewed by the Office of Information Processing, Department of Administration, State of Rhode Island.


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IN WITNESS WHEREOF, THE PARTIES HERETO HAVE HEREUNDER SET THEIR HANDS AS OF THE
DATE FIRST ABOVE WRITTEN AND THE AGREEMENT MADE LEGALLY BINDING AS FOLLOWS:

WITNESS: /s/ Donna J. Guido                   By: /s/ Kenneth C. Kirsch
         ------------------                       -------------------------
             (SIGNATURE)                          CHAIR OR AUTHORIZED
                                                  AGENT/SIGNATURE PROVIDER

         Donna J. Guido                             Kenneth C. Kirsch


------------------------------------      -------------------------------------
      (TYPE OR PRINT NAME)                         (TYPE OR PRINT NAME)

                                              BY: /s/ (ILLEGIBLE)
                                                 ---------------------------
                                                 DIRECTOR
                                                 DEPARTMENT OF HUMAN SERVICES


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                                   ADDENDUM I

                                    PROGRAM

NETWORK SIX PROPOSAL DATED MAY 13, 1999 SUBMITTED TO OFFICE OF PURCHASING, DEPARTMENT OF ADMINISTRATION IN RESPONSE TO RFP #1435. SAID PROPOSAL IS INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.


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                                   ADDENDUM II

                                     BUDGET

NETWORK SIX, INC. COST PROPOSAL DATED MAY 13, 1999 SUBMITTED TO OFFICE OF PURCHASING, DEPARTMENT FO ADMINISTRATION IN RESPONSE TO RFP #1435. SAID COST PROPOSAL IS INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.


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                                  ADDENDUM III

                          PAYMENTS AND REPORTS SCHEDULE

1. Within twenty (20) working days after the termination of this Agreement, the PROVIDER will submit an annual written report summarizing accomplishment of goals and objectives as outlined in ADDENDUM I - PROGRAM.

2. Payments under this Agreement will be made semi-monthly upon submission of the appropriate documentation.

3.  Narrative and fiscal reports shall be sent to:

                          Department of Human Services
                               Contract Management
                              600 New London Avenue
                               Cranston, RI 02920

4. All reports are due ten (10) working days after the end of the reporting period. Failure to provide required reports and data within the prescribed time frame may result in a delay of payment of the withholding of funds to the PROVIDER.


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                                   ADDENDUM IV

                        REQUEST FOR PROPOSAL NUMBER 1435

REQUEST FOR PROPOSAL NUMBER 1435 ISSUED BY THE RHODE ISLAND DEPARTMENT OF ADMINISTRATION / DIVISION OF PURCHASES, ON BEHALF OF THE RHODE ISLAND DEPARTMENT OF HUMAN SERVICES ON 18 MARCH 1999. SAID REQUEST FOR PROPOSAL IS INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.


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                                   ADDENDUM V

                    RHODE ISLAND DEPARTMENT OF HUMAN SERVICES

           NOTICE TO DEPARTMENT OF HUMAN SERVICES SERVICE PROVIDERS OF
                                      THEIR
         RESPONSIBILITIES UNDER TITLE VI OF THE CIVIL RIGHTS ACT OF 1964

PUBLIC AND PRIVATE AGENCIES, ORGANIZATIONS, INSTITUTIONS, AND PERSONS THAT RECEIVE FEDERAL FINANCIAL ASSISTANCE THROUGH THE DEPARTMENT OF HUMAN SERVICES
(DHS) ARE SUBJECT TO THE PROVISIONS OF TITLE VI OF THE CIVIL RIGHTS ACT OF 1964 AND THE IMPLEMENTING REGULATIONS OF THE UNITED STATES DEPARTMENT OF HEALTH AND HUMAN SERVICES (DHHS), WHICH IS LOCATED AT 45 CFR, PART 80. DHS CONTRACTS WITH SERVICE PROVIDERS INCLUDE A PROVIDER'S ASSURANCE THAT IN COMPLIANCE WITH TITLE VI AND THE IMPLEMENTING REGULATIONS, NO PERSON SHALL BE EXCLUDED FROM PARTICIPATION IN, DENIED THE BENEFITS OF, OR BE OTHERWISE SUBJECTED TO DISCRIMINATION IN ITS PROGRAMS AND ACTIVITIES ON THE GROUNDS OF RACE, COLOR, OR NATIONAL ORIGIN.

IN FISCAL YEAR 1983, DHS BEGAN TO REVIEW ITS SERVICE PROVIDERS TO ASSURE THAT THEY ARE COMPLYING WITH THESE REQUIREMENTS.

IT IS THE RESPONSIBILITY OF EACH SERVICE PROVIDER TO ACQUAINT ITSELF WITH ALL OF THE PROVISIONS OF THE TITLE VI REGULATIONS. A COPY OF THE REGULATIONS IS AVAILABLE UPON REQUEST FROM THE COMMUNITY RELATIONS LIAISON OFFICER, DEPARTMENT OF HUMAN SERVICES, 600 NEW LONDON AVENUE, CRANSTON, RI, 02910; TELEPHONE NUMBER:
(401) 462-2130.

                  THE REGULATIONS ADDRESS THE FOLLOWING TOPICS:

SECTION:

 80.1    PURPOSE
 80.2    APPLICATION OF THIS REGULATION
 80.3    DISCRIMINATION PROHIBITED
 80.4    ASSURANCES REQUIRED
 80.5    ILLUSTRATIVE APPLICATIONS
 80.6    COMPLIANCE INFORMATION
 80.7    CONDUCT OF INVESTIGATIONS
 80.8    PROCEDURE FOR EFFECTING COMPLIANCE
 80.9    HEARINGS
80.10    DECISIONS AND NOTICES
80.11    JUDICIAL REVIEW
80.12    EFFECT ON OTHER REGULATIONS; FORMS AND INSTRUCTIONS
80.13    DEFINITION


                                                                       JUNE 1999


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                                   ADDENDUM VI

                    RHODE ISLAND DEPARTMENT OF HUMAN SERVICES

           NOTICE TO DEPARTMENT OF HUMAN SERVICES SERVICE PROVIDERS OF
                                      THEIR
      RESPONSIBILITIES UNDER SECTION 504 OF THE REHABILITATION ACT OF 1973

PUBLIC AND PRIVATE AGENCIES, ORGANIZAITONS, INSTITUTIONS, AND PERSONS THAT RECEIVE FEDERAL FINANCIAL ASSISTANCE THROUGH THE DEPARTMENT OF HUMAN SERVICES
(DHS) ARE SUBJECT TO THE PROVISIONS OF SECTION 504 OF THE REHABILITATION ACT OF 1973 AND THE IMPLEMENTING REGULATIONS OF THE UNITED STATES DEPARTMENT OF HEALTH AND HUMAN SERVICES (DHHS), WHICH IS LOCATED AT 45 CFR, PART 84. DHS CONTRACTS WITH SERVICE PROVIDERS INCLUDE THE PROVIDER'S ASSURANCE THAT IT WILL COMPLY WITH
SECTION 504 OF THE REGULATIONS, WHICH PROHIBITS DISCRIMINATION AGAINST HANDICAPPED PERSONS IN PROVIDING HEALTH, WELFARE, OR OTHER SOCIAL SERVICES OR BENEFITS.

IN FISCAL YEAR 1983, DHS BEGAN TO REVIEW ITS SERVICE PROVIDERS TO ASSURE THAT THEY ARE COMPLYING WITH THESE REQUIREMENTS.

IT IS THE RESPONSIBILITY OF EACH SERVICE PROVIDER TO ACQUAINT ITSELF WITH ALL OF THE PROVISIONS OF THE SECTION 504 REGULATIONS. A COPY OF THE REGULATIONS, TOGETHER WITH AN AUGUST 14, 1978 POLICY INTERPRETATION OF GENERAL INTEREST TO PROVIDERS OF HEALTH, WELFARE, OR TOHER SOCIAL SERVICES OR BENEFITS, IS AVAILABLE UPON REQUEST FROM THE COMMUNITY RELATIONS LIAISON OFFICER, DEPARTMENT OF HUMAN SERVICES, 600 NEW LONDON AVENUE, CRANSTON, RI, 02920; TELEPHONE NUMBER: (401) 462-2130.

PROVIDERS SHOULD PAY PARTICULAR ATTENTION TO SUBPARTS A, BA, C, AND F OF THE REGULATIONS WHICH PERTAIN TO THE FOLLOWING:

SUBPART A - GENERAL PROVISIONS

SECTION:

84.1      PURPOSE
84.2      APPLICATIONS
84.3      DEFINITIONS
84.4      DISCRIMINATION PROHIBITED
84.5      ASSURANCE REQUIRED
84.6 REMEDIAL ACTION, VOLUNTARY ACTION, AND SELF-EVALUATION DESIGNATION OF RESPONSIBLE EMPLOYEE AND ADOPTIVE GRIEVANCE PROCEDURES
84.7      NOTICE
84.8      ADMINISTRATIVE REQUIREMENTS FOR SMALL RECIPIENTS
84.9 EFFECT OF STATE OR LOCAL LAW OR OTHER REQUIREMENTS AND EFFECT OF EMPLOYMENT OPPORTUNITIES


                                                                       JUNE 1999

                                  ADDENDUM VII

                           DRUG-FREE WORKPLACE POLICY

DRUG USE AND ABUSE AT THE WORKPLACE OR WHILE ON DUTY ARE SUBJECTS OF IMMEDIATE CONCERN IN OUR SOCIETY. THESE PROBLEMS ARE EXTREMELY COMPLEX AND ONES FOR WHICH THERE ARE NO EASY SOLUTIONS. FROM A SAFETY PERSPECTIVE, THE USERS OF DRUGS MAY IMPAIR THE WELL-BEING OF ALL EMPLOYEES. THE PUBLIC AT LARGE, AND RESULT IN DAMAGE TO PROPERTY. THEREFORE, IT IS THE POLICY OF THE STATE THAT THE UNLAWFUL MANUFACTURE, DISTRIBUTION, DISPENSATION, POSSESSION, OR USE OF A CONTROLLED SUBSTANCE IS PROHIBITED IN THE WORKPLACE. ANY EMPLOYEE(S) VIOLATING THIS POLICY WILL BE SUBJECT TO DISCIPLINE UP TO AND INCLUDING TERMINATION. AN EMPLOYEE MAY ALSO BE DISCHARGED OR OTHERWISE DISCIPLINED FOR A CONVICTION INVOLVING ILLICIT DRUG BEHAVIOR, REGARDLESS OF WHETHER HIS/HER ACTIONS WERE CONNECTED IN ANY WAY WITH HIS OR HER EMPLOYMENT. THE SPECIFICS OF THIS POLICY ARE AS FOLLOWS:

1. ANY UNAUTHORIZED EMPLOYEE WHO GIVES OR IN ANY WAY TRANSFERS A CONTROLLED SUBSTANCE TO ANOTHER PERSON OR SELLS OR MANUFACTURES A CONTROLLED SUBSTANCE WHILE ON DUTY, REGARDLESS OF WHETHER THE EMPLOYEE IS ON OR OFF THE PREMISES OF THE EMPLOYER WILL BE SUBJECT TO DISCIPLINE UP TO AND INCLUDING TERMINATION.

2. THE TERM "CONTROLLED SUBSTANCE" MEANS ANY DRUGS LISTED IN 21 USC, SECTION 812 AND OTHER FEDERAL REGULATIONS. GENERALLY, ALL ILLEGAL DRUGS AND SUBSTANCES ARE INCLUDED, SUCH AS MARIJUANA, HEROIN, MORPHINE, COCAINE, CODEINE OR OPIUM ADDITIVES, LSD, DMT, STP, AMPHETAMINES, METHAMPHETAMINES, AND BARBITURATES.

3. EACH EMPLOYEE IS REQUIRED BY LAW TO INFORM THE AGENCY WITHIN FIVE (5) DAYS AFTER HE/SHE IS CONVICTED FOR COALITION OF ANY FEDERAL OR STATE CRIMINAL DRUG STATUTE. A CONVICTION MEANS A FINDING OF GUILT (INCLUDING A PLEA OF NOLO CONTENDERE) OR THE IMPOSITION OF A SENTENCE BY A JUDGE OR JURY IN ANY FEDERAL OR STATE COURT.

4. THE EMPLOYER (THE HIRING AUTHORITY) WILL BE RESPONSIBLE FOR REPORTING CONVICTIONS(S) TO THE APPROPRIATE FEDERAL GRANING SOURCE, WITHIN TEN (10) DAYS AFTER RECEIVING NOTICE FROM THE EMPLOYEE OR OTHERWISE RECEIVES ACTUAL NOTICE OF SUCH CONVICTIONS(S). ALL CONVICTIONS(S) MUST BE REPORTED IN WRITING TO THE OFFICE OF PERSONNEL ADMINISTRATION (OPA) WITHIN THE SAME TIME FRAME.

5. IF AN EMPLOYEE IS CONVICTED OF VIOLATION ANY CRIMINAL DRUG STATUTE WHILE ON DUTY, HE/SHE WILL BE SUBJECT TO DISCIPLINE UP TO AND INCLUDING TERMINATION. CONVICTION(S) WHILE OFF DUTY MAY RESULT IN DISCIPLINE OR DISCHARGE.

6. THE STATE ENCOURAGES ANY EMPLOYEE WITH A DRUG ABUSE PROBLEM TO SEEK ASSISTANCE FROM THE RHODE ISLAND EMPLOYEE ASSISTANCE PROGRAM (RIEAP). YOUR DEPARTMENT PERSONNEL OFFICER HAS MORE INFORMATION ON RIEAP.

7.  THE LAW REQUIRES ALL EMPLOYEES TO ABIDE BY THIS POLICY.

EMPLOYEE RETAIN THIS COPY                                              JUNE 1999

                                  ADDENDUM VIII

                           DRUG-FREE WORKPLACE POLICY

                      CONTRACTOR CERTIFICATE OF COMPLIANCE

I, KENNETH C. KIRSCH, PRESIDENT & CEO, NETWORK SIX, INC., A CONTRACTOR DOING BUSINESS WITH THE STATE OF RHODE ISLAND, HEREBY ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THE STATE'S POLICY REGARDING THE MAINTENANCE OF A DRUG-FREE WORKPLACE. I HAVE BEEN INFORMED THAT THE UNLAWFUL MANUFACTURE, DISTRIBUTION, DISPENSATION, POSSESSION, OR USE OF A CONTROLLED SUBSTANCE (TO INCLUDE BUT NOT LIMITED TO SUCH DRUGS AS MARIJUANA, HEROIN, COCAINE, PCP, AND CRACK, AND MAY ALSO INCLUDE LEGAL DRUGS WHICH MAY BE PRESCRIBED BY A LICENSED PHYSICIAN IF THEY ARE ABUSED), IS PROHIBITED ON THE STATE'S PREMISES OR WHILE CONDUCTING STATE BUSINESS. I ACKNOLEDGE THAT MY EMPLOYEES MUST REPORT FOR WORK IN A FIT CONDITION TO PERFORM THEIR DUTIES.

AS A CONDITION FOR CONTRACTING WITH THE STATE, AS A RESULT OF THE FEDERAL OMNIBUS DRUG ACT, I WILL REQUIRE MY EMPLOYEES TO ABIDE BY THE STATE'S POLICY. FURTHER, I RECOGNIZE THAT ANY VIOLATION OF THIS POLICY MAY RESULT IN TERMINATION OF THE CONTRACT.


  /s/  Kenneth C. Kirsch                   7/12/99
---------------------------                -------
AUTHORIZED AGENT SIGNATURE                  DATE
       PROVIDER


                                                                       JUNE 1999

                                   ADDENDUM IX

                            SUBCONTRACTOR COMPLIANCE

I, NETWORK SIX, INC.
A CONTRACTOR DOING BUSINESS WITH THE STATE OF RHODE ISLAND, HEREBY CERTIFY THAT ALL APPROVED SUBCONTRACTORS PERFORMING SERVICES UNDER THE TERMS OF THIS AGREEMENT WILL HAVE EXECUTED WRITTEN CONTRACTS WITH THIS AGENCY, AND ALL CONTRACTS WILL BE MAINTAINED ON FILE AND PRODUCED UPON REQUEST. ALL CONTRACTS MUST CONTAIN LANGUAGE IDENTICAL TO THE PROVISIONS OF THIS AGREEMENT AS
FOLLOWS:

         PAR. 8.  NONLIABILITY FOR PERSONAL INJURIES

         PAR. 9.  NONDISCRIMINATION IN EMPLOYEMENT AND SERVICES

         PAR. 20. DRUG-FREE WORKPLACE POLICY

                                   ADDENDUM X

               CERTIFICATION REGARDING ENVIRONMENTAL TOBACCO SMOKE

PUBLIC LAW 103-227, PART C - ENVIRONMENTAL TOBACCO SMOKE, ALSO KNOWN AS THE PRO-CHILDREN ACT OF 1994 (ACT), REQUIRES THAT SMOKING NOT BE PERMITTED IN ANY PORTION OF ANY INDOOR FACILITY OWNED OR LEASED OR CONTRACTED FOR BY AN ENTITY AND USED ROUTINELY OR REGULARLY FOR THE PROVISION OF HEALTH, DAY CARE, EDUCATION, OR LIBRARY SERVICES TO CHILDREN UNDER THE AGE OF 18, IF THE SERVICES ARE FUNDED BY FEDERAL GRANT, CONTRACT, LOAN, OR LOAN GUARANTEE. THE LAW DOES NOT APPLY TO CHILDREN'S SERVICES PROVIDED IN PRIVATE RESIDENCES, FACILITIES FUNDED SOLELY BY MEDICARE OR MEDICAID FUNDS, AND PORTIONS OF FACILITIES USED FOR INPATIENT DRUG OR ALCOHOL TREATMENT. FAILURE TO COMPLY WITH THE PROVISIONS OF THE LAW MAY RESULT IN THE IMPOSITION OF A CIVIL MONETARY PENALTY OF UP TO $1000 PER DAY AND/OR THE IMPOSITION OF AN ADMINISTRATIVE COMPLIANCE ORDER ON THE RESPONSIBLE ENTITY.

BY SIGNING AND SUBMITTING THIS APPLICATION THE APPLICANT/GRANTEE CERTIFIES THAT IT WILL COMPLY WITH THE REQUIREMENTS OF THE ACT. THE APPLICANT / GRANTEE FURTHER AGREES THAT IT WILL REUIRE THE LANGUAGE OF THIS CERTIFICATION BE INCLUDED IN ANY SUBAWARDS WHICH CONTAIN PROVISIONS FOR CHILDREN'S SERVICES AND THAT ALL SUBGRANTEES SHALL CERTIFY ACCORDINGLY.




  /s/  Kenneth C. Kirsch                   7/12/99
---------------------------                -------
AUTHORIZED AGENT SIGNATURE                  DATE
       PROVIDER

                                   ADDENDUM XI

                                INSTRUCTIONS FOR

     CERTIFICATION REGARDING DEBARMENT, SUSPENSION, AND OTHER RESPONSIBILITY
                     MATTERS - PRIMARY COVERED TRANSACTIONS

1. BY SIGNING AND SUBMITTING THIS PROPOSAL, THE PROSPECTIVE PRIMARY PARTICIPANT IS PROVIDING THE CERTIFICATION SET OUT BELOW.

2. THE INABILITY OF A PERSON TO PROVIDE THE CERTIFICATION REQUIRED BELOW WILL NOT NECESSARILY RESULT IN DENIAL OF PARTICIPATION IN THIS COVERED TRANSACTION. IF NECESSARY, THE PROSPECTIVE PARTICIPANT SHALL SUBMIT AN EXPLANATION OF WHY IT CANNOT PROVIDE THE CERTIFICATION. THE CERTIFICATION OR EXPLANATION WILL BE CONSIDERED IN CONNECTION WITH THE DEPARTMENT'S' DETERMINATION WHETHER TO ENTER INTO THIS TRANSACTION. HOWEVER, FAILURE OF THE PROSPECTIVE PRIMARY PARTICIPANT TO FURNISH A CERTIFICATION OR EXPLANATION SHALL DISQUALIFY SUCH PERSON FROM PARTICIPATION IN THIS TRANSACTION.

3. THE CERTIFICATION IN THIS CLAUSE IS A MATERIAL REPRESENTATION OF FACT UPON WHICH RELIANCE WAS PLACED WHEN THE DEPARTMENT DETERMINED THAT THE PROSPECTIVE PRIMARY PARTICIPANT KNOWINGLY RENDERED AN ERRONEOUS CERTIFICATION, IN ADDITION TO OTHER REMEDIES AVAILABLE TO THE DEPARTMENT. THE DEPARTMENT MAY TERMINATE THIS TRANSACTION FOR CAUSE OR DEFAULT.

4. THE PROSPECTIVE PRIMARY PARTICIPANT SHALL PROVIDE IMMEDIATE WRITTEN NOTICE TO THE DEPARTMENT IF AT ANY TIME THE PROSPECTIVE PRIMARY PARTICIPANT LEARNS THAT ITS CERTIFICATION WAS ERRONEOUS WHEN SUBMITTED OR HAS BECOME ERRONEOUS BY REASON OF CHANGED CIRCUMSTANCES.

5. THE TERMS "COVERED TRANSACTION," "DEBARRED," "SUSPENDED," "INELIGIBLE," "LOWER TIER COVERED TRANSACTION," "PARTICIPANT," "PERSON," "PRIMARY COVERED TRANSACTION," "PRINCIPAL," "PROPOSAL," AND "VOLUNTARILY EXCLUDED," AS USED IN THIS CLAUSE, HAVE THE MEANINGS SET OUT IN THE DEFINITIONS AND COVERAGE SECTIONS OF THE RULES IMPLEMENTING EXECUTIVE ORDER 12549: 45 CFR PART 76.

6. THE PROSPECTIVE PRIMARY PARTICIPANT AGREES BY SUBMITTING THIS PROPOSAL THAT, SHOULD THE PROPOSED COVERED TRANSACTION BE ENTERED INTO, IT SHALL NOT KNOWINGLY ENTER INTO ANY LOWER TIER COVERED TRANSACTION WITH A PERSON WHO IS DEBARRED, SUSPENDED, DECLARED INELIGIBLE, OR VOLUNTARILY EXCLUDED FROM PARTICIPATION IN THIS COVERED TRANSACTION, UNLESS AUTHORIZED BY THE DEPARTMENT.

7. THE PROSPECTIVE PRIMARY PARTICIPANT FURTHER AGREES BY SUBMITTING THIS PROPOSAL THAT IT WILL INCLUDE THE CLAUSE TITLED "CERTIFICATION REGARDING DEBARMENT, SUSPENSION, INELIGIBILITY AND VOLUNTARY EXCLUSION-LOWER TIER COVERED TRANSACTIONS," PROVIDED BY DHS, WITHOUT MODIFICATION, IN ALL LOWER TIER COVERED TRANSACTIONS AND IN ALL SOLICITATIONS FOR LOWER TIER COVERED TRANSACTIONS.

8. A PARTICIPANT IN A COVERED TRANSACTION MAY RELY UPON A CERTIFICATION OF A PROSPECTIVE PARTICIPANT IN A LOWER TIER COVERED TRANSACTION THAT IS NOT DEBARRED, SUSPENDED, INELIGIBLE, OR VOLUNTARILY EXCLUDED FROM THE

    COVERED TRANSACTION, UNLESS IT KNOWS THAT THE CERTIFICATION IS ERRONEOUS. A PARTICIPANT MAY DECIDE THE METHOD AND FREQUENCY BY WHICH IT DETERMINES THE ELIGIBILITY OF ITS PRINCIPALS. EACH PARTICIPANT MAY, BUT IS NOT REQUIRED TO, CHECK THE NONPROCUREMENT LIST OF EXCLUDED PARTIES.

9. NOTHING CONTAINED IN THE FOREGOING SHALL BE CONSTRUED TO REQUIRE ESTABLISHMENT OF A SYSTEM OF RECORDS IN ORDER TO RENDER IN GOOD FAITH THE CERTIFICATION REQUIRED BY THIS CLAUSE. THE KNOWLEDGE AND INFORMATION OF A PARTICIPANT IS NOT REQUIRED TO EXCEED THAT WHICH IS NORMALLY POSSESSED BY A PRUDENT PERSON IN THE ORDINARY COURSE OF BUSINESS DEALINGS.

10. EXCEPT FOR TRANSACTIONS AUTHORIZED UNDER PARAGRAPH 6 OF THESE INSTRUCTIONS, IF A PARTICIPANT IN A COVERED TRANSACTION KNOWINGLY ENTERS INTO A LOWER TIER COVERED TRANSACTION WITH A PERSON WHO IS SUSPENDED, DEBARRED, INELIGIBLE, OR VOLUNTARILY EXCLUDED FROM PARTICIPATION IN THIS TRANSACTION, IN ADDITION TO OTHER REMEDIES AVAILABLE TO THE FEDERAL GOVERNMENT, THE DEPARTMENT MAY TERMINATE THIS TRANSACTION FOR CAUSE OF DEFAULT.

                                  ADDENDUM XII

     CERTIFICATION REGARDING DEBARMENT, SUSPENSION, AND OTHER RESPONSIBILITY
                     MATTERS - PRIMARY COVERED TRANSACTIONS

1. THE PROSPECTIVE PRIMARY PARTICIPANT CERTIFIES TO THE BEST OF ITS KNOWLEDGE AND BELIEF, THAT IT AND ITS PRINCIPALS:

    a. ARE NOT PRESENTLY DEBARRED, SUSPENDED, PROPOSED FOR DEBARMENT, DECLARED INELIGIBLE, OR VOLUNTARILY EXCLUDED FROM COVERED TRANSACTIONS BY ANY FEDERAL DEPARTMENT OR AGENCY;

    b. HAVE NOT WITHIN A THREE-YEAR PERIOD PRECEDING THIS PROPOSAL BEEN CONVICTED OF OR HAD A CIVIL JUDGEMENT RENDERED AGAINST THEM FOR COMMISSION OF FRAUD OR A CRIMINAL OFFENSE IN CONNECTION WITH OBTAINING, ATTEMPTING TO OBTAIN, OR PERFORMING A PUBLIC (FEDERAL, STATE OR LOCAL) TRANSACTION OR CONTRACT UNDER PUBLIC TRANSACTION; VIOLATIONS OF FEDERAL OR STATE ANTITRUST STATUES OR COMMISSION OF EMBEZZLEMENT, THEFT, FORGERY, BRIBERY, FALSIFICATION OR DESTRUCTION OF RECORDS, MAKING FALSE STATEMENTS, OR RECEIVING STOLEN PROPERTY;

    c. ARE NOT PRESENTLY INDICATED OR OTHERWISE CRIMINALLY OR CIVILLY CHARGED BY A GOVERNMENTAL ENTITY (FEDERAL, STATE OR LOCAL) WITH COMMISSION OF ANY OF THE OFFENSES ENUMERATED IN PARAGRAPH (1) (B) OF THIS CERTIFICATION; AND

    d. HAVE NOT WITHIN A THREE-YEAR PERIOD PRECEDING THIS APPLICATION/PROPOSAL HAD ONE OR MORE PUBLIC TRANSACITONS (FEDERAL, STATE OR LOCAL) TERMINATED FOR CAUSE OR DEFAULT.

2. WHERE THE PROSPECTIVE PRIMARY PARTICIPANT IS UNABLE TO CERTIFY TO ANY OF THE STATEMENTS IN THIS CERTIFICATION, SUCH PROSPECTIVE PARTICIPANT SHALL ATTACH AN EXPLANATION TO THIS PROPOSAL.




  /s/  Kenneth C. Kirsch                   7/12/99
---------------------------                -------
AUTHORIZED AGENT SIGNATURE                  DATE
       PROVIDER